Exhibit 10.11.3

THIRD LETTER AMENDMENT

Dated as of November 9, 2008

Citicorp North America, Inc.,

as Administrative Agent

Two Penns Way, Suite 110

New Castle, Delaware 19720

Re:	Sunstone Hotel Partnership, LLC Revolving Credit Agreement

Ladies and Gentlemen:

Reference is made to that certain $200,000,000 Revolving Credit Agreement dated as of July 17, 2006 (as amended by that certain First Letter Amendment dated as of August 14, 2006 and that certain Second Letter Amendment dated as of May 23, 2007, the “Credit Agreement”) among Sunstone Hotel Partnership, LLC, as borrower (the “Borrower”), Sunstone Hotel Investors, Inc., the Subsidiary Guarantors identified therein, the initial lenders identified therein (the “Lenders”), the Initial Issuing Bank and Swing Line Bank identified therein, Citicorp North America, Inc., as the administrative agent (in such capacity, the “Administrative Agent”) for the Lenders Parties (as defined therein), Wachovia Capital Markets, LLC, as syndication agent, Calyon New York Branch, as co-syndication agent, Keybank National Association, as documentation agent, and Citigroup Global Markets Inc. and Wachovia Capital Markets, LLC, as joint lead arrangers and joint book running managers. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

It is hereby agreed by you and us as follows:

1. Amendment to Credit Agreement. Effective as of the Amendment Effective Date (defined below), the Credit Agreement is hereby amended by restating in its entirety the following definition as set forth in Section 1.01 thereof:

“Fixed Charge Coverage Ratio” means, at any date of determination, the ratio of (a) Adjusted EBITDA (provided that when calculating Adjusted EBITDA for this purpose, EBITDA shall be deemed (i) to include, with respect to each Joint Venture, the JV Pro Rata Share of the sum of (A) net income (or net loss) from continuing operations (excluding gains (or losses) from extraordinary and unusual items), (B) interest expense, (C) income tax expense, (D) depreciation expense, (E) amortization expense, (F) gains (or losses) from sales of assets and (G) to the extent subtracted in computing net income of such Joint Venture, (1) impairment charges and (2) income attributable to minority interests, in each case of such Joint Venture determined on a Consolidated basis and in accordance with GAAP for the applicable period, and (ii) to exclude any JV Fee Income) to (b) the sum of (i) interest (including capitalized interest) payable on, and amortization of debt discount in respect of (but not including of any amortization of financing costs or prepayment penalties), all Debt for Borrowed Money (provided that to the extent interest on Debt for Borrowed Money is assessed at a floating rate, then for purposes of this definition such interest shall be calculated based upon the actual interest that was due and payable on such Debt for Borrowed Money during the applicable period), plus (ii) scheduled amortization of principal amounts of all Debt for Borrowed Money payable (not including maturities) plus (iii) all dividends payable on any Preferred Interests, in each case, of or by the Parent and its Subsidiaries for the consecutive four fiscal quarters of the Parent most recently ended for which financial statements are required to be delivered to the Lender Parties pursuant to Section 5.03 (b) or (c), as the case may be.

2. Effectiveness of Amendment. This letter amendment (this “Amendment”) shall become effective as of the date first above written (the “Amendment Effective Date”) when, and only when, each of the following conditions precedent shall have been satisfied:

(a) The Administrative Agent shall have received (i) counterparts of this Amendment executed by the Borrower, the Parent, the Administrative Agent, the Lenders or, as to any Lender, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment, and (ii) the consent attached hereto executed by each of the Subsidiary Guarantors.

(b) The representations and warranties set forth in each of the Loan Documents shall be correct in all material respects on and as of the Amendment Effective Date, both before and on a pro forma basis after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment Effective Date, in which case as of such specific date).

(c) No event shall have occurred and be continuing, or shall result from the effectiveness of this Amendment, that constitutes a Default or Event of Default.

3. Costs and Expenses. The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery hereof (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

4. Certain Definitions. This Amendment shall constitute a Loan Document. Following the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as previously amended and as amended by this Amendment.

5. Ratification. The Credit Agreement (as amended by this Amendment) and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except to the extent expressly provided herein, operate as a waiver of any right, power or remedy of any Lender Party or the Administrative Agent under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents.

6. Execution Instructions. If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning a counterpart of this Amendment to Malcolm K. Montgomery of Shearman & Sterling LLP by facsimile (646.848.7587), with four duplicate originals by overnight courier.

7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

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This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

BORROWER:

SUNSTONE HOTEL PARTNERSHIP, LLC

By:	/s/ Kenneth E. Cruse
	Name:	Kenneth E. Cruse
	Title:	Vice President

PARENT:

SUNSTONE HOTEL INVESTORS, INC.

By:	/s/ Kenneth E. Cruse
	Name:	Kenneth E. Cruse
	Title:	CFO

Agreed as of the date first above written:

CITICORP NORTH AMERICA, INC., as Administrative Agent and a Lender

By:	/s/ Michael Chlopak
	Name:	Michael Chlopak
	Title:	Managing Director

MERRILL LYNCH CAPITAL CORPORATION, as a Lender

By:	/s/ John C. Rowland
	Name:	John C. Rowland
	Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Amit Khimji
	Name:	Amit Khimji
	Title:	Vice President

CALYON NEW YORK BRANCH, as a Lender

By:	/s/ David Bowers
	Name:	David Bowers
	Title:	Managing Director

By:	/s/ Linda D. Tulloch
	Name:	Linda D. Tulloch
	Title:	Director

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:
Name:
Title:

By:
Name:
Title:

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Richard L. Tavrow
	Name:	Richard L. Tavrow
	Title:	Director

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Vanessa Chiu
	Name:	Vanessa Chiu
	Title:	Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Lesa Butler
	Name:	Lesa Butler
	Title:	Senior Vice President

CONSENT

Dated as of November 9, 2008

Each of the undersigned, as a Subsidiary Guarantor under the Guaranty set forth in Article VII of the Credit Agreement (as defined in the Third Letter Amendment to which this Consent is attached), hereby consents to such Third Letter Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Third Letter Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Third Letter Amendment, each reference in the Article VII of the Credit Agreement to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified by that certain First Letter Amendment dated as of August 14, 2006 and that certain Second Letter Amendment dated as of May 23, 2007.

WB SUNSTONE-PORTLAND, LLC

By:	/s/ Kenneth E. Cruse
	Name:	Kenneth E. Cruse
	Title:	Vice President

WB SUNSTONE-RIVERSIDE, LLC

By:	/s/ Kenneth E. Cruse
	Name:	Kenneth E. Cruse
	Title:	Vice President

SUNSTONE WINDY HILL, L.L.C.

By:	/s/ Kenneth E. Cruse
	Name:	Kenneth E. Cruse
	Title:	Vice President

SUNSTONE NAPA, L.L.C.

By:	/s/ Kenneth E. Cruse
	Name:	Kenneth E. Cruse
	Title:	Vice President

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SUNSTONE JAMBOREE, LLC

By:	/s/ Kenneth E. Cruse
	Name:	Kenneth E. Cruse
	Title:	Vice President

SUNSTONE MACARTHUR, LLC

By:	/s/ Kenneth E. Cruse
	Name:	Kenneth E. Cruse
	Title:	Vice President

SUNSTONE HOTELS ROCHESTER, L.L.C.

By:	/s/ Kenneth E. Cruse
	Name:	Kenneth E. Cruse
	Title:	Vice President

SUNSTONE CENTER COURT, LLC

By:	/s/ Kenneth E. Cruse
	Name:	Kenneth E. Cruse
	Title:	Vice President

SUNSTONE QUINCY, L.L.C.

By:	/s/ Kenneth E. Cruse
	Name:	Kenneth E. Cruse
	Title:	Vice President

WSRH-LAX AIRPORT, LLC

By:	/s/ Kenneth E. Cruse
	Name:	Kenneth E. Cruse
	Title:	Vice President

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